UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 20, 2011

Fuel Doctor Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-161052	26-2274999
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23961 Craftsman Road L, Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(818) 224-5678

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

As previously reported in Fuel Doctor Holdings, Inc. (the “Company”) Form 10-Q for the quarterly period ended September 30, 2011, the Company is a defendant in a matter entitled Drinville, on behalf of herself and others similarly situated v. Fuel Doctor, LLC and DOES 1-20, Inclusive filed March 16, 2011 (the “Claim”) in the Superior Court of the State of California for the County of Los Angeles (the “Court”).  The Claim alleges violation of various violations of California statutes principally related to false advertising and consumer protection in that the Company’s products are alleged not to provide the benefits claimed.  The suit seeks, among other things, class certification, unspecified damages and exemplary damages.

On November 21, 2011, the plaintiff filed an order with the Court dismissing without prejudice the Claim against all defendants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL DOCTOR HOLDINGS, INC.

Date:  December 20, 2011

By: /s/ Mark Soffa

Mark Soffa

Chief Executive Officer

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